L:\secfiles\s-8\1996\gm-psp\exhib23b.doc1

                                                              EXHIBIT 23(b)





CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use of our report dated January 24, 1996, appearing in the Annual Report on Form 10-K of General Motors Corporation for the year ended December 31, 1995, as amended, incorporated herein by reference and to the reference to our firm under the heading "Incorporation of Documents by Reference" in this Registration Statement.



/s/KPMG PEAT MARWICK LLP
KPMG PEAT MARWICK LLP


Dallas, Texas
December 12, 1996








































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